TCW FUNDS, INC.

Supplement Dated March 1, 2008 to

Prospectus Dated February 29, 2008

Effective May 1, 2008, the name of the TCW Global Equities Fund is changed to the TCW International Equities Fund.

Effective May 1, 2008, the investment policies of the Fund are changed and pages 19 and 20 deleted and the following substituted:

The Fund seeks long-term capital appreciation. To pursue this goal, it invests principally in the equity securities in countries in the MSCI EAFE Index. Countries in the MSCI EAFE currently are those located in Western Europe, Australia, New Zealand, Hong Kong and Singapore. The Fund may also invest up to a maximum of 20% of it’s assets in securities in countries in the MSCI Emerging Market Index. Countries in the MSCI Emerging Market Index currently are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. At least 80% of the value of the Fund’s net assets (plus amounts borrowed for investment purposes) will be invested except when maintaining a temporary defensive position in the equity securities of companies in countries in the MSCI EAFE and MSCI Emerging Markets Indices, including common stocks; preferred stock; American Depository Rights (“ADRs”); Global Depository Rights (“GDRs”); and securities convertible into common or preferred stocks. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign security. GDRs are receipts typically issued by a foreign bank or trust company which evidence ownership of the underlying foreign securities.

In managing the Fund’s investments, the Manager utilizes active portfolio management combining quantitative and fundamental analysis. In that regard, the process is a “bottom-up” approach based on:

✓	Stock screening and ranking according to several quantitative factors

✓	A dynamic style rotation

✓	A fundamental comparative analysis

Typically, the Fund sells an individual security when there is a deterioration of the underlying fundamentals, the intermediate or long-term prospects for the company are poor, style weightings are rebalanced, the investment becomes fully valued or the Manager determines to take advantage of a better investment opportunity.

Michel Menigoz is the Fund’s portfolio manager.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability on selecting the appropriate mix of portfolio securities. The primary risks affecting the Fund are:

•	foreign investing risk

•	emerging market country risk

•	equity risk

•	price volatility risk

•	liquidity risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	securities lending risk

•	non-diversification risk

Please refer to the Principal Risks and Risks Definitions section for more information on each of the risks listed above.

March 1, 2008

International I Class – 3/08